Exhibit 10.2

Appendix A

Buildings

NAME	LOCATION:	SIZE: ABOVE/BELOW GROUND

H.O. Hirt Building	100 Erie Insurance Place Erie, PA 16530	93,044 / 28,217

F.W. Hirt-Perry Square Building	100 Erie Insurance Place Erie, PA 16530	164,201 / 40,432

Petersen Center	100 Erie Insurance Place Erie, PA 16530	30,719 / n/a

Holland Street Building	100 Erie Insurance Place Erie, PA 16530	66,099 / 27,364

Lafayette Place	400 French Street Erie, PA 16507	17,053 / 5,530

Gideon Ball House	135 East 6th Street Erie, PA 16501	8,742 / n/a

Armory	360 East 6th Street Erie, PA 16507	21,722 / 15,349

C.F. Adams/ Heritage Center	101 East 6th Street Erie, PA 16501	6,036 / 4,325

O’Donnell House	410 French Street Erie, PA 16507	763 / 763

French Street Ramp/ Mail Facility (1983)		11,760 / 37,646

Firehouse (Effective July 1, 2017)	414 French Street Erie, PA 16507	8,832 / 3,030

Appendix A – Page 2

Revised Appendix A approved on
October 25, 2017.

ERIE INSURANCE EXCHANGE, LANDLORD
Acting by and through Erie Indemnity Company, its
Attorney-in-Fact

By /s/ Gregory J. Gutting
Gregory J. Gutting
Executive Vice President and CFO

ERIE INDEMNITY COMPANY, TENANT

By /s/ Sean J. McLaughlin
Sean J. McLaughlin
Executive Vice President and General Counsel